                                       FORM 8-K/A



                          SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C. 20549



                                    CURRENT REPORT


                          Pursuant to Section 13 or 15(d)
                       of the Securities Exchange Act of 1934



                                 FEBRUARY 29, 1996
                                   Date of Report
                         (Date of Earliest Event Reported)



                        PACIFIC REAL ESTATE INVESTMENT TRUST
                            (Exact name of registrant as
                              specified in its charter)



                 0-8725             CALIFORNIA             94-1572930
               (Registration      (State or Other        (IRS Employer
                   file           Jurisdiction of        Identification
                  Number)         Incorporation)            Number)



                  1010 EL CAMINO REAL #210, MENLO PARK  CA 94025
                 (Address of principal executive offices) (Zip Code)


                Registrant's telephone number, including area code:

                                    (415) 327-7147


                        (800) 366-6707...Wats line for all states

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

(a) The Trust was organized to acquire, manage and ultimately sell income-producing real properties. In the course of its business, Menlo Center, located in Menlo Park, California, was sold on February 29, 1996.

TERMS OF ORIGINAL ACQUISITION

     The Trust acquired redevelopment project over a four-year period from 1984 to 1988. The Trust acquired four adjacent parcels of land for $3,210,000 and ground leased a fifth parcel of land at an annual ground rent of approximately $75,000. The Trust's mortgage loan encumbering the property owned by the Trust was from Prudential Insurance Company for $11,000,000, secured by a first Deed of Trust on the property.


TERMS OF DISPOSITION AND FINANCING

     Menlo Center was sold for $16,200,000. After payment of the existing first loan balance of approximately $10,730,102, estimated expense related to the sale of $550,000 the proceeds to the Trust were approximately $4,934,920. The Trust remains liable to the buyers for an annual net operating income subsidy. This subsidy represents a minimum yield to the buyers of 8.50% pa on its invested equity capital at acquisition.

CARRYING AMOUNT AT DATE OF SALE

     At the date of sale, the carrying amount of land and improvements, depreciation and deferred financing fees for financial statement purposes was $14,617,000.



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
                               PACIFIC REAL ESTATE INVESTMENT TRUST
                                           ------------
                        PRO FORMA CONSOLIDATED BALANCE SHEET (UNAUDITED)
                                        DECEMBER 31,1995



                                               ASSETS

                                                    HISTORICAL         PRO FORMA          PRO FORMA
                                                    ----------         ---------          ---------
                                                                       ADJUSTMENTS
                                                                       -----------
                                                                       (NOTE 1)
                                                                       -----------
Investment in commercial properties:

              Land ............................     $    14,308,000    $    (9,707,000)   $     14,308,000
              Buildings and improvements ......          56,345,000        (21,307,000)         56,214,000
              Accumulated depreciation ........         (18,375,000)           956,000         (16,040,000)
                                                        ------------       -----------         -----------
              Operating properties - net ......          52,278,000        (30,058,000)         54,478,000

Mortgage notes receivable  ....................           6,565,000                  0           5,190,000
Tenant and other notes receivable - net .......             246,000                  0           1,596,000
Cash ..........................................             308,000                  0             666,000
Restricted cash ...............................             100,000                  0             100,000
Accounts receivable (net of allowance of
$146,000 in 1995 and $103,000 in 1994) ........             891,000            (90,000)            801,000
Deferred lease commissions - net ..............             742,000            200,000             542,000
Deferred financing costs - net ................             440,000           (142,000)            298,000
Other assets ..................................           1,305,000                  0           1,305,000
                                                         -----------        -----------         ----------
                        Total .................       $  62,875,000    $   (14,993,000)    $    47,882,000
                                                         -----------        -----------         ----------
                                                         -----------        -----------         ----------

                        LIABILITIES AND SHAREHOLDERS' EQUITY

Liabilities:
     Mortgage loans ..........................        $   36,818,000   $   (10,738,000)    $     26,080,000
     Short-term notes ........................            11,190,000           500,000           10,690,000
     Security deposits .......................               231,000           (85,000)             146,000
     Accounts payable and other liabilities ..               566,000            (6,000)             560,000
                                                          -----------       -----------          -----------
                        Total liabilities ....            48,805,000       (11,329,000)          37,476,000
                                                          -----------       -----------          ----------
Commitments and contingencies ................
Minority interest in joint venture ...........             3,321,000                 0            3,321,000
Shareholders' Equity:
     Shares of beneficial interest, $10 par
     value, authorized: 1995 and 1994,
     10,611,863; shares issued and
     outstanding: 1995 and 1994; 3,706,845
Additional paid-in capital ..................             11,009,000                 0           11,009,000
Distributions in excess of net income .......            (37,328,000)       (3,664,000)         (40,992,000)
                                                         -----------         ---------           ----------
Shareholders' equity - net ..................             10,749,000        (3,664,000)           7,085,000
                                                         -----------        ----------           ----------
                        Total ...............         $   62,875,000     $ (14,993,000)        $ 47,882,000
                                                          ----------        ----------           ----------
                                                          ----------        ----------           ----------

                See note to pro forma consolidated financial statements.

                      PACIFIC REAL ESTATE INVESTMENT TRUST
                                 --------------
           PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS (UNAUDITED)
                      FOR THE YEAR ENDED DECEMBER 31, 1995


                                                                      Historical          Pro Forma           Pro Forma
                                                                   --------------        -----------       -------------
                                                                                         Adjustments
                                                                                         -----------
                                                                                          (Note 1)
                                                                                         -----------
Rental revenues. . . . . . . . . . . . . . . . . . . . . . . . .    $  9,183,000        $  1,888,000        $  7,295,000
                                                                   --------------        -----------       -------------
Operating expenses (including related party amounts
of $694,000, $996,000 and $391,000 in 1995, 1994
and 1993 respectively):
   Operating . . . . . . . . . . . . . . . . . . . . . . . . . .       2,145,000             425,000           1,720,000
   Property tax. . . . . . . . . . . . . . . . . . . . . . . . .       1,194,000             157,000           1,037,000
   General and administrative. . . . . . . . . . . . . . . . . .         609,000                   0             609,000
   Depreciation and amortization . . . . . . . . . . . . . . . .       2,886,000             607,000           2,279,000
   Property management fees. . . . . . . . . . . . . . . . . . .         318,000              69,000             249,000
                                                                   --------------        -----------       -------------
        Total operating expenses . . . . . . . . . . . . . . . .       7,152,000           1,258,000           5,894,000
                                                                   --------------        -----------       -------------
Operating income . . . . . . . . . . . . . . . . . . . . . . . .       2,031,000             603,000           1,401,000
                                                                   --------------        -----------       -------------
Other income/(expense)
   Interest income . . . . . . . . . . . . . . . . . . . . . . .         637,000                   0             637,000
   Interest expense. . . . . . . . . . . . . . . . . . . . . . .      (5,364,000)         (1,021,000)         (4,343,000)
   Gain (loss) on sale of options. . . . . . . . . . . . . . . .        (213,000)                  0            (213,000)
   Reincorporation expenses. . . . . . . . . . . . . . . . . . .        (139,000)                  0            (139,000)
   Property acquisition expenses . . . . . . . . . . . . . . . .         (75,000)                  0             (75,000)
                                                                   --------------        -----------       -------------
        Total other income/(expense) . . . . . . . . . . . . . .      (5,154,000)         (1,021,000)         (4,133,000)
                                                                   --------------        -----------       -------------
Net loss before minority interest. . . . . . . . . . . . . . . .      (3,123,000)           (391,000)         (2,732,000)

Minority interest in joint venture . . . . . . . . . . . . . . .        (325,000)                  0            (325,000)
                                                                   --------------        -----------       -------------

Net loss . . . . . . . . . . . . . . . . . . . . . . . . . . . .   $  (3,448,000)        $  (391,000)      $  (3,057,000)
                                                                   --------------        -----------       -------------
                                                                   --------------        -----------       -------------

                 See notes to consolidated financial statements.

BASIS OF PRESENTATION

NOTE 1.

   The unaudited statements present: (1) the pro forma consolidated balance sheet at December 31, 1995 as if the Trust had sold Menlo Center on that date, and (2) the pro-forma consolidated statement of operations for the year ended December 31, 1995 as if the Trust had sold Menlo Center on January 1, 1995. The unaudited statements also present the historical figures as previously reported in the appropriate Form 10-K. Accounts related to Menlo Center have been eliminated as presented by the pro forma adjustments.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a)  Financial statements.

     Not applicable.

(b)  Pro forma Financial Information.

     Historical financial information and pro forma financial information relating to the sale of Menlo Center will be included within 30 days of this Form 8-K.

(c)  Exhibits.

     Upon their receipt the Trust will amend its Form 8-K to include the disposition documents for Menlo Center.





     /s/ Wilcox Patterson               3/25/96
     ------------------------           --------------
     Wilcox Patterson                   Date




     /s/ Robert Ch. Gould               3/25/96
     ------------------------           --------------
     Robert Ch. Gould                   Date





     /s/ Harry E. Kellogg               3/25/96
     ------------------------           --------------
     Harry E. Kellogg                   Date